UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SEPTEMBER 02, 2010
Date of Report (Date of Earliest Event Reported)

CMoney, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-167176	75-3260546
(State or other jurisdiction of Identification)	(Commission File Number)	(IRS Employer No.)

One Sugar Creek Center Blvd., 5th Floor
Sugar Land, Texas 77478
Address

(713) 589-5393
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.02 Termination of a Material Definitive Agreement

On September 02, 2010 the Board of Directors for the Company terminated the Company CEO William Watson and CFO David Johnson for cause, finding that the two executives conspired to defraud the Company and the Directors. Further, the Board of Directors concludes it is in the best interest of the Company and to protect the shareholders interest in rendering its decision.

Item 9.01 Exhibits

Exhibit Number 10.1	Description Board Resolution Terminating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cMoney, Inc.

By: /s/ Larry Wilson
Name: Larry Wilson
Title: Chairman of Board
Dated: 9/02/2010